# U.S. WIRELESS DATA®, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
AUTHORIZED COMMON STOCK - 200,000,000 SHARES
PAR VALUE $.01

CUSIP 912899 40 8

SEE REVERSE
FOR CERTAIN DEFINITIONS

*THIS CERTIFIES THAT*

*Is The Owner of*

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE $.01 COMMON STOCK OF

## U.S. WIRELESS DATA, INC.

*transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation of the Corporation and any amendments thereof and the By-Laws (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent.*

*WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.*

*Dated:*

U.S. WIRELESS DATA, INC.
CORPORATE
SEAL
DELAWARE

Charles I. Leone, Secretary

Dean M. Leavitt, Chief Exective Officer

COUNTERSIGNED AND REGISTERED:
**Computershare Trust Company, Inc.**
P.O. Box 1596
Denver, Colorado 80201

By ____________________
Transfer Agent & Registrar Authorized Signature

# U.S. WIRELESS DATA, INC.

## TRANSFER FEE: $20.00 PER NEW CERTIFICATE ISSUED

The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM —as tenants in common
TEN ENT —as tenants by the entireties
JT TEN —as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT–.............Custodian.............
(Cust) (Minor)
under Uniform Gifts to Minors
Act ......................................
(State)

Additional abbreviations may also be used though not in the above list.

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For Value Received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________________________

______________________________________________________________

______________________________________________________________ Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________ attorney-in-fact

to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated ______________________

______________________________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

______________________________

The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.